UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2017

QS

GLOBAL MARKET

NEUTRAL FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Market Neutral Fund for the twelve-month reporting period ended September 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

II	QS Global Market Neutral Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended September 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was revised to 2.8%. GDP growth then decelerated to 1.8% and 1.2%, as revised, for the fourth quarter of 2016 and the first quarter of 2017, respectively. Second quarter 2017 GDP growth then accelerated to 3.1%, the strongest reading in two years. Finally, the U.S. Department of Commerce’s initial estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.0%. Slightly slower growth was attributed to a number of factors, including decelerations in personal consumption expenditures, in nonresidential fixed investment and in exports that were partly offset by an acceleration in private inventory investment and a downturn in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on September 30, 2017, the unemployment rate was 4.2%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since February 2001. However, the percentage of longer-term unemployed ticked up over the reporting period. In September 2017, 25.5% of Americans looking for a job had been out of work for more than six months, versus 25.2% when the period began.

Turning to the global economy, in its October 2017 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “The pickup in growth projected in the April 2017 World Economic Outlook is strengthening. The global growth forecast for 2017 and 2018 — 3.6 percent and 3.7 percent, respectively — is 0.1 percentage point higher in both years than in the April [2017] and July [2017] forecasts. Notable pickups in investment, trade, and industrial production, coupled with strengthening business and consumer confidence, are supporting the recovery.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 2.1%, versus 1.8% in 2016. Japan’s economy is expected to expand 1.5% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.6% in 2017, versus 4.3% in 2016.

Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. Finally, at its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its

QS Global Market Neutral Fund	III

Investment commentary (cont’d)

intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….”

Central banks outside the U.S. largely maintained their accommodative monetary policy stances during the reporting period. In March 2016, the European Central Bank (“ECB”)v announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. In December 2016, the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Finally, in October 2017, after the reporting period ended, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare their purchases to €30 billion-per-month. However, the ECB did not change its key interest rates. In other developed countries, in August 2016, the Bank of Englandvi lowered interest rates from 0.50% to 0.25%, a new record low, and rates remained constant during the reporting period. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	QS Global Market Neutral Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

QS Global Market Neutral Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. The Fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk. We at QS Investors, LLC, the Fund’s subadviser, buy equity securities that we consider to be undervalued (“long positions”) and sell short equity securities that we consider to be overvalued (“short positions”). We use quantitative models to select long and short position sizes that we believe will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall Fund performance. We view market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the Fund’s market neutral strategy, the Fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the Fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships (MLPs), real estate investment trusts (REITs)i, and securities of other investment companies including exchange-traded funds (ETFs). As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest without limit in securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

When we deem it to be appropriate, the Fund may enter into various derivative transactions as a principal investment using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equities rose modestly in the fourth quarter of 2016, in part due to the run-up in the U.S. after the U.S. presidential election of Donald Trump in November 2016. Major equity markets ended 2016 with solid economic prospects, and central banks remained generally accommodative. Globally, names in the Financials and Energy sectors outperformed, the former rising on the expectation of easing regulations, and the latter on the Organization of Petroleum Exporting Countries (“OPEC”) finally achieving a consensus on caps on oil production.

The first quarter of 2017 largely extended the so called “Trump rally”, with steady equity gains tapering off after mid-March 2017. Most major economies, including the Eurozone and the U.S., saw solid growth throughout the twelve-month reporting

QS Global Market Neutral Fund 2017 Annual Report	1

Fund overview (cont’d)

period ended September 30, 2017. The positive trends prompted the Federal Reserve Board (the “Fed”)ii to continue to modestly raise rates, and set expectations for more hikes to follow. Globally, the Energy sector was the only decliner; oil prices declined during the first quarter of 2017 amid reports of large U.S. reserves and suspected cheating on OPEC’s recently-placed quotas.

Global equities finished the second quarter of 2017 with gains across most markets, in a low-volatility environment. Continued solid corporate earnings and growing economies outweighed news events that included cyber ransomware and other terror attacks, and a deteriorating outlook for trading relationships among some nations. Earnings revisions weakened at the end of the second quarter of 2017 after months of positive trends. Major economies, notably the Eurozone, saw largely encouraging economic trends, but the U.S. experienced some weakening in growth metrics despite robust employment gains. Numerous markets had double-digit returns for the reporting period, and globally, Energy was the lone sector to decline; amid higher-than-expected reserves, OPEC indicated that it would try to keep production low through early 2018.

These generally very strong economic statistics persisted globally through the end of the reporting period. In this environment, central banks, including those in the U.S., U.K. and the European Union, have announced modest tightening measures. The banks industry and Information Technology sector were the strongest performers for the reporting period, and the Consumer Staples and Energy sectors were the weakest.

Continental Europe was the best performing major region globally for the twelve-month reporting period. Economic gains included improving growth in both manufacturing and non-manufacturing sectors. Most European markets outperformed the MSCI World Indexiii overall, and all sectors were solidly in positive territory.

The U.S. performed in line with developed markets overall for the reporting period. The big winner was the Financials sector, as the positive economic outlook led to the expectation of continued interest rate increases. Consumer confidence continued to rise, and investors were optimistic about the possibility of deregulation and tax reform. The Fed appears optimistic and may start to pare back its balance sheet against a backdrop of strong employment and low inflation. In this environment Energy was the lagging sector, and the only one in negative territory.

The U.K. and Japan both had double digit returns for the period but underperformed other major developed markets. In the U.K., the currency declined in the last quarter of 2016 following the Brexit vote (the June 2016 U.K. referendum to leave the European Union). While the economy appeared on solid ground, businesses relying on imported goods suffered on currency weakness against both the euro and the U.S. dollar. The market turned negative across most sectors in June 2017 after the “snap” election in the U.K. did not produce a majority for the Conservative party, giving Prime Minister Theresa May a weaker hand in the Brexit negotiations. Inflation appears to be picking up as well; the Bank of England’siv head said tightening may be needed in the next few months due to inflationary pressures that may build up around Brexit.

The Bank of Japan (“BoJ”)v ended 2016 with a moderately positive outlook on improved

2	QS Global Market Neutral Fund 2017 Annual Report

business sentiment and consumer expenditure, making no policy changes after an active year of policymaking. Japan’s gross domestic product (“GDP”)vi growth grew at a slower pace than expected at the start of 2017, although numerous indicators were positive, including the largest trade surplus in seven years. While the government maintained its stimulus program perceiving the economy as still relatively weak, consumer confidence improved in the second quarter of 2017 amid stronger GDP growth, and the BoJ’s Tankan survey at the end of the reporting period indicated that business confidence among Japan’s largest manufacturers is higher than it has been in a decade.

Q. How did we respond to these changing market conditions?

A. Given that our process is designed to limit the effects of global stock market movements on overall Fund performance, changing market conditions did not necessitate a change in our process.

Performance review

For the twelve months ended September 30, 2017, Class A shares of QS Global Market Neutral Fund, excluding sales charges, returned 8.52%. The Fund’s unmanaged benchmark, the Citigroup 3-Month U.S. Treasury Bill Indexvii, returned 0.64% for the same period. The Lipper Alternative Market Neutral Funds Category Average1 returned 1.48% over the same time frame.

Performance Snapshot as of September 30, 2017 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Market Neutral Fund:
Class A	3.67%	8.52%
Class I	3.86%	8.81%
Class IS	3.85%	8.91%
Citigroup 3-Month U.S. Treasury Bill Index	0.44%	0.64%
Lipper Alternative Equity Market Neutral Funds Category Average[1]	-0.37%	1.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 97 funds for the six-month period and among the 94 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Global Market Neutral Fund 2017 Annual Report	3

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2017, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 6.67%, 6.43% and 6.38%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.55% for Class A shares, 1.20% for Class I shares and 1.10% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses and dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The stock selection model we employ incorporates measures of valuation, consisting of ratios of price-to-earningsviii or sales to price, for example, and sentiment, consisting of measures such as earnings growth, earnings estimates and price momentum. For the reporting period, the stock selection results were strong across regions, with both valuation and sentiment themes driving performance. Selection in the Materials and Energy sectors in the U.S., Consumer Staples and Consumer Discretionary names in Europe and Telecommunication Services, Utilities and REITs in Japan were notable contributors.

Q. What were the leading detractors from performance?

A. Stock selection in Australia, New Zealand and Canada was the leading detractor from performance for the reporting period overall, as a result of weak sentiment indicators in that region. While more than offset by strong results in the other quarters, our stock selection model struggled during the second quarter of 2017. In this quarter, our valuation measures were negative across many regions. Sentiment measures were mostly positive, except in Japan, but were not sufficient to overcome the negative valuation measures. Performance in

4	QS Global Market Neutral Fund 2017 Annual Report

the U.S., Japan and the U.K. was also negative in the second quarter of 2017, with Materials and Consumer Discretionary stocks the main detractors.

Thank you for your investment in QS Global Market Neutral Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 20, 2017

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Fund’s market neutral strategy will be successful. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions.

The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. There is no assurance strategies used by the Fund will be successful. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses. Additional risks may include those risks associated with REITs, MLPs and investing in securities issued by other investment companies, including ETFs. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2017 were: Entegris Inc. (0.7%), Deutsche Lufthansa AG, Registered Shares (0.7%), Qantas Airways Ltd. (0.6%), KBC Group NV (0.6%), OMV AG (0.6%), Children’s Place Inc. (0.6%), WellCare Health Plans Inc. (0.6%), HP Inc. (0.6%), Aristocrat Leisure Ltd.

QS Global Market Neutral Fund 2017 Annual Report	5

Fund overview (cont’d)

(0.6%) and CIMIC Group Ltd. (0.6%). Please refer to pages 13 through 35 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2017 were: Consumer Discretionary (18.2%), Industrials (17.8%), Information Technology (15.7%), Materials (11.4%) and Financials (9.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

iv	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

[v]

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

viii	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.

6	QS Global Market Neutral Fund 2017 Annual Report

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2017 and September 30, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of September 30, 2017 and September 30, 2016 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

QS Global Market Neutral Fund 2017 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2017 and held for the six months ended September 30, 2017.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.67%	$1,000.00	$1,036.70	3.29%	$16.80	Class A	5.00%	$1,000.00	$1,008.57	3.29%	$16.57
Class I	3.86	1,000.00	1,038.60	3.27	16.71	Class I	5.00	1,000.00	1,008.67	3.27	16.47
Class IS	3.85	1,000.00	1,038.50	2.60	13.29	Class IS	5.00	1,000.00	1,012.03	2.60	13.11

8	QS Global Market Neutral Fund 2017 Annual Report

[1]	For the six months ended September 30, 2017.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Global Market Neutral Fund 2017 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class I	Class IS
Twelve Months Ended 9/30/17	8.52%	8.81%	8.91%
Inception* through 9/30/17	2.38	2.70	2.75

With sales charges[2]	Class A	Class I	Class IS
Twelve Months Ended 9/30/17	2.25%	8.81%	8.91%
Inception* through 9/30/17	-0.88	2.70	2.75

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 9/30/17)	4.40%
Class I (Inception date of 11/30/15 through 9/30/17)	5.00
Class IS (Inception date of 11/30/15 through 9/30/17)	5.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%.

*	Inception date for Class A, I and IS shares is November 30, 2015.

10	QS Global Market Neutral Fund 2017 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of QS Global Market Neutral Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 2017

Value of $1,000,000 invested in

Class I and IS Shares of QS Global Market Neutral Fund vs. Citigroup 3-Month U.S. Treasury Bill Index† — November 30, 2015 - September 2017

QS Global Market Neutral Fund 2017 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of QS Global Market Neutral Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2017. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Citigroup 3-Month U.S. Treasury Bill Index. The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged market index generally representative of the average yield of 3-month U.S. Treasury bills. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	QS Global Market Neutral Fund 2017 Annual Report

Schedule of investments

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Common Stocks — 93.9%
Consumer Discretionary — 18.2%
Auto Components — 3.0%
Keihin Corp.	8,800	$150,809	(a)
Lear Corp.	1,056	182,772	(b)
Magna International Inc.	3,700	197,462
Toyo Tire & Rubber Co., Ltd.	9,400	211,569	(a)
Toyota Boshoku Corp.	10,500	222,624	(a)
Unipres Corp.	8,800	245,070	(a)
Total Auto Components		1,210,306
Automobiles — 0.5%
Honda Motor Co., Ltd.	6,900	204,551	(a)
Distributors — 0.6%
Inchcape PLC	20,837	240,990	(a)
Diversified Consumer Services — 0.2%
Service Corporation International	2,949	101,740	(b)
Hotels, Restaurants & Leisure — 2.0%
Aristocrat Leisure Ltd.	15,498	256,342	(a)
Great Canadian Gaming Corp.	8,400	216,101	*
Royal Caribbean Cruises Ltd.	2,075	245,971	(b)
Saizeriya Co., Ltd.	3,200	88,054	(a)
Total Hotels, Restaurants & Leisure		806,468
Household Durables — 4.0%
Barratt Developments PLC	23,395	192,659	(a)
Berkeley Group Holdings PLC	4,324	215,381	(a)
Electrolux AB, Class B Shares	3,843	130,675	(a)
JM AB	6,625	208,146	(a)
Persimmon PLC	7,314	253,067	(a)
Redrow PLC	28,417	225,630	(a)
SodaStream International Ltd.	3,186	211,710	*(b)
Taylor Wimpey PLC	80,000	209,583	(a)
Total Household Durables		1,646,851
Internet & Direct Marketing Retail — 0.4%
Start Today Co., Ltd.	4,700	149,110	(a)
Leisure Products — 1.1%
BRP Inc.	7,400	239,362
Sega Sammy Holdings Inc.	16,300	227,804	(a)
Total Leisure Products		467,166

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	13

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Media — 0.5%
Cogeco Communications Inc.	2,500	$184,372
Multiline Retail — 0.6%
Big Lots Inc.	2,896	155,139	(b)
Target Corp.	1,693	99,904	(b)
Total Multiline Retail		255,043
Specialty Retail — 4.1%
Aaron’s Inc.	4,023	175,523	(b)
Best Buy Co. Inc.	2,602	148,210	(b)
Big 5 Sporting Goods Corp.	18,098	138,450	(b)
Children’s Place Inc.	2,207	260,757	(b)
Francesca’s Holdings Corp.	21,863	160,912	*(b)
Gap Inc.	6,008	177,416	(b)
Home Depot Inc.	1,341	219,334	(b)
Pier 1 Imports Inc.	25,817	108,173	(b)
Ross Stores Inc.	2,689	173,629	(b)
Zumiez, Inc.	7,542	136,510	*(b)
Total Specialty Retail		1,698,914
Textiles, Apparel & Luxury Goods — 1.2%
Burberry Group PLC	10,231	241,683	(a)
Hugo Boss AG	2,781	245,123	(a)
Total Textiles, Apparel & Luxury Goods		486,806
Total Consumer Discretionary		7,452,317
Consumer Staples — 5.4%
Beverages — 0.6%
Fevertree Drinks PLC	7,602	222,821	(a)
Food & Staples Retailing — 2.0%
Booker Group PLC	67,789	186,287	(a)
Kobe Bussan Co., Ltd.	4,900	220,099	(a)
Wal-Mart Stores Inc.	2,623	204,961	(b)
William Morrison Supermarkets PLC	71,509	224,349	(a)
Total Food & Staples Retailing		835,696
Food Products — 2.1%
GrainCorp Ltd., Class A Shares	17,600	113,061	(a)
Grieg Seafood ASA	16,031	158,043	(a)
Maple Leaf Foods Inc.	9,200	250,765
Megmilk Snow Brand Co., Ltd.	4,100	111,429	(a)
Nichirei Corp.	8,500	213,479	(a)
Total Food Products		846,777

See Notes to Financial Statements.

14	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Personal Products — 0.5%
YA-MAN Ltd.	1,800	$192,763	(a)
Tobacco — 0.2%
Imperial Brands PLC	2,276	97,122	(a)
Total Consumer Staples		2,195,179
Energy — 5.4%
Energy Equipment & Services — 1.6%
Enerflex Ltd.	13,200	194,655
SBM Offshore NV	12,404	225,096	(a)
Subsea 7 SA	15,500	254,814	(a)
Total Energy Equipment & Services		674,565
Oil, Gas & Consumable Fuels — 3.8%
Alliance Resource Partners LP	9,409	182,064	(b)
HollyFrontier Corp.	5,073	182,476	(b)
OMV AG	4,496	262,019	(a)
Renewable Energy Group Inc.	13,546	164,584	*(b)
Repsol SA	13,542	249,836	(a)
Saras SpA	38,916	104,450	(a)
Showa Shell Sekiyu KK	17,900	206,447	(a)
Valero Energy Corp.	2,623	201,787	(b)
Total Oil, Gas & Consumable Fuels		1,553,663
Total Energy		2,228,228
Financials — 9.8%
Banks — 2.3%
BNP Paribas SA	2,738	220,938	(a)
Danske Bank A/S	5,474	218,919	(a)
KBC Group NV	3,096	262,421	(a)
Skandinaviska Enskilda Banken AB, Class A Shares	8,084	106,706	(a)
Synovus Financial Corp.	3,268	150,524	(b)
Total Banks		959,508
Capital Markets — 1.2%
Daiwa Securities Group Inc.	25,000	141,752	(a)
Julius Baer Group Ltd.	1,745	103,429	*(a)
Natixis SA	31,891	255,243	(a)
Total Capital Markets		500,424
Diversified Financial Services — 1.0%
Euronext NV	2,644	160,923	(a)
ORIX Corp.	8,200	132,371	(a)
Wendel SA	781	126,580	(a)
Total Diversified Financial Services		419,874

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	15

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Insurance — 4.9%
AEGON NV	39,632	$230,897	(a)
Allianz SE, Registered Shares	1,082	242,926	(a)
ASR Nederland NV	4,240	169,640	(a)
Assured Guaranty Ltd.	5,513	208,116	(b)
CNO Financial Group Inc.	6,807	158,875	(b)
Direct Line Insurance Group PLC	20,854	101,622	(a)
Everest Re Group Ltd.	490	111,911	(b)
Legal & General Group PLC	64,278	223,881	(a)
MS&AD Insurance Group Holdings Inc.	7,500	242,058	(a)
Reinsurance Group of America Inc.	673	93,904	(b)
SCOR SE	2,528	106,019	(a)
Sompo Holdings Inc.	2,800	109,184	(a)
Total Insurance		1,999,033
Thrifts & Mortgage Finance — 0.4%
Essent Group Ltd.	3,827	154,994	*(b)
Total Financials		4,033,833
Health Care — 7.1%
Health Care Equipment & Supplies — 1.6%
Baxter International Inc.	3,544	222,386	(b)
IDEXX Laboratories Inc.	1,232	191,564	*(b)
Masimo Corp.	2,945	254,919	*(b)
Total Health Care Equipment & Supplies		668,869
Health Care Providers & Services — 3.0%
Anthem Inc.	932	176,968	(b)
CIGNA Corp.	1,219	227,880	(b)
Express Scripts Holding Co.	1,936	122,588	*(b)
Humana Inc.	1,025	249,721	(b)
Miraca Holdings Inc.	4,100	190,751	(a)
WellCare Health Plans Inc.	1,513	259,843	*(b)
Total Health Care Providers & Services		1,227,751
Health Care Technology — 0.2%
Veeva Systems Inc., Class A Shares	1,573	88,733	*(b)
Life Sciences Tools & Services — 0.5%
ICON PLC	1,955	222,635	*(b)
Pharmaceuticals — 1.8%
Bayer AG, Registered Shares	1,060	144,450	(a)
H. Lundbeck A/S	4,066	234,650	(a)
Indivior PLC	51,540	235,219	*(a)

See Notes to Financial Statements.

16	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Pharmaceuticals — continued
Tsumura & Co.	2,800	$101,103	(a)
Total Pharmaceuticals		715,422
Total Health Care		2,923,410
Industrials — 17.8%
Aerospace & Defense — 0.8%
Dassault Aviation SA	123	198,832	(a)
Moog Inc., Class A Shares	1,573	131,235	*(b)
Total Aerospace & Defense		330,067
Airlines — 2.2%
Air Canada	8,500	178,754	*
Deutsche Lufthansa AG, Registered Shares	9,657	268,334	(a)
International Consolidated Airlines Group SA	24,075	191,498	(a)
Qantas Airways Ltd.	57,511	263,859	(a)
Total Airlines		902,445
Building Products — 0.6%
Owens Corning	3,287	254,249	(b)
Commercial Services & Supplies — 1.4%
G4S PLC	33,094	123,434	(a)
Mitie Group PLC	70,425	241,481	(a)
Quad Graphics Inc.	8,289	187,415	(b)
Total Commercial Services & Supplies		552,330
Construction & Engineering — 3.9%
ACS Actividades de Construccion y Servicios SA	5,729	212,315	(a)
CIMIC Group Ltd.	7,364	256,233	(a)
FLSmidth & Co. A/S	3,562	235,784	(a)
Galliford Try PLC	6,630	120,207	(a)
Hochtief AG	1,402	236,540	(a)
NCC AB, Class B Shares	6,204	147,222	(a)
Nishimatsu Construction Co., Ltd.	7,400	213,809	(a)
Okumura Corp.	2,200	84,134	(a)
Taisei Corp.	2,000	104,944	(a)
Total Construction & Engineering		1,611,188
Electrical Equipment — 0.6%
Vestas Wind Systems A/S	2,730	244,999	(a)
Industrial Conglomerates — 0.5%
Smiths Group PLC	8,368	177,055	(a)
Machinery — 2.7%
Allison Transmission Holdings Inc.	2,403	90,185	(b)
Meidensha Corp.	45,000	172,029	(a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	17

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Machinery — continued
New Flyer Industries Inc.	3,100	$127,975
Ryobi Ltd.	4,400	118,631	(a)
ShinMaywa Industries Ltd.	17,900	162,582	(a)
Tsugami Corp.	10,000	84,385	(a)
VAT Group AG	1,193	165,118	*(a)
Wabash National Corp.	8,583	195,864	(b)
Total Machinery		1,116,769
Professional Services — 1.2%
Adecco Group AG, Registered Shares	1,232	95,948	(a)
Manpowergroup Inc.	2,028	238,939	(b)
Meitec Corp.	3,100	155,465	(a)
Total Professional Services		490,352
Trading Companies & Distributors — 3.3%
Ashtead Group PLC	7,591	183,232	(a)
Ferguson PLC	3,396	222,834	(a)
Kanamoto Co., Ltd.	4,600	145,169	(a)
Marubeni Corp.	33,600	229,649	(a)
Mitsubishi Corp.	10,000	232,577	(a)
Mitsui & Co., Ltd.	10,000	147,914	(a)
Sumitomo Corp.	14,100	202,989	(a)
Total Trading Companies & Distributors		1,364,364
Transportation Infrastructure — 0.6%
Aena SME SA	1,375	248,553	(a)
Total Industrials		7,292,371
Information Technology — 15.7%
Communications Equipment — 1.0%
F5 Networks Inc.	776	93,555	*(b)
Juniper Networks Inc.	5,911	164,503	(b)
Motorola Solutions Inc.	1,992	169,061	(b)
Total Communications Equipment		427,119
Electronic Equipment, Instruments & Components — 2.7%
CDW Corp.	2,742	180,972	(b)
Celestica Inc.	8,700	107,656	*
Electrocomponents PLC	28,245	235,082	(a)
Hitachi Ltd.	34,000	239,834	(a)
KEMET Corp.	7,858	166,040	*(b)
Oki Electric Industry Co., Ltd.	12,100	161,259	(a)
Total Electronic Equipment, Instruments & Components		1,090,843

See Notes to Financial Statements.

18	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
IT Services — 1.4%
Capgemini SE	824	$96,511	(a)
Computershare Ltd.	13,507	153,903	(a)
EVERTEC Inc.	7,188	113,930	(b)
Nihon Unisys Ltd.	11,600	186,072	(a)
Total IT Services		550,416
Semiconductors & Semiconductor Equipment — 6.1%
Advanced Energy Industries Inc.	2,333	188,413	*(b)
Applied Materials Inc.	2,617	136,319	(b)
BE Semiconductor Industries NV	2,521	175,594	(a)
Brooks Automation Inc.	3,694	112,150	(b)
Entegris Inc.	9,901	285,644	*(b)
KLA-Tencor Corp.	2,190	232,140	(b)
Kulicke & Soffa Industries Inc.	6,471	139,579	*(b)
Marvell Technology Group Ltd.	5,728	102,531	(b)
Sanken Electric Co., Ltd.	43,000	236,562	(a)
Teradyne Inc.	5,523	205,953	(b)
Texas Instruments Inc.	2,437	218,453	(b)
Tokyo Electron Ltd.	1,600	246,655	(a)
Ulvac Inc.	3,700	232,917	(a)
Total Semiconductors & Semiconductor Equipment		2,512,910
Software — 2.2%
Capcom Co., Ltd.	4,200	103,764	(a)
CDK Global Inc.	1,408	88,831	(b)
Check Point Software Technologies Ltd.	1,129	128,728	*(b)
Citrix Systems Inc.	1,143	87,805	*(b)
Electronic Arts Inc.	1,577	186,181	*(b)
Intuit Inc.	1,153	163,887	(b)
Progress Software Corp.	3,447	131,572	(b)
Total Software		890,768
Technology Hardware, Storage & Peripherals — 2.3%
Brother Industries Ltd.	3,700	86,549	(a)
HP Inc.	12,910	257,684	(b)
Logitech International SA, Registered Shares	2,980	108,663
NetApp Inc.	4,280	187,293	(b)
Western Digital Corp.	1,865	161,136	(b)
Xerox Corp.	4,502	149,871	(b)
Total Technology Hardware, Storage & Peripherals		951,196
Total Information Technology		6,423,252

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	19

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Materials — 11.4%
Chemicals — 2.5%
Covestro AG	2,755	$236,884	(a)
Dainippon Ink and Chemicals Inc.	4,100	148,635	(a)
Lenzing AG	1,318	191,329	(a)
Methanex Corp.	3,100	155,776
Sika AG	11	81,846	(a)
Sumitomo Bakelite Co., Ltd.	31,000	228,522	(a)
Total Chemicals		1,042,992
Containers & Packaging — 0.3%
Cascades Inc.	9,400	112,702
Metals & Mining — 6.6%
Anglo American PLC	13,351	239,688	(a)
BlueScope Steel Ltd.	23,145	199,378	(a)
Detour Gold Corp.	12,800	141,156	*
Eramet	2,119	143,998	*(a)
Evraz PLC	44,341	186,275	*(a)
Ferrexpo PLC	59,407	232,691	(a)
Fortescue Metals Group Ltd.	50,296	203,642	(a)
HudBay Minerals Inc.	18,900	140,112
IAMGOLD Corp.	38,700	236,651	*
Kinross Gold Corp.	21,600	91,576	*
Rio Tinto PLC	5,006	233,026	(a)
Sandfire Resources NL	53,749	243,144	(a)
SSAB AB, Class A Shares	51,366	247,341	*(a)
Vedanta Resources PLC	13,479	157,543	(a)
Total Metals & Mining		2,696,221
Paper & Forest Products — 2.0%
Canfor Corp.	7,900	148,408	*
Interfor Corp.	10,000	158,526	*
Nippon Paper Industries Co., Ltd.	8,900	165,740	(a)
Oji Holdings Corp.	37,000	199,780	(a)
West Fraser Timber Co., Ltd.	2,500	144,260
Total Paper & Forest Products		816,714
Total Materials		4,668,629
Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Stockland	38,473	130,169	(a)
Xenia Hotels & Resorts Inc.	5,648	118,890	(b)
Total Equity Real Estate Investment Trusts (REITs)		249,059

See Notes to Financial Statements.

20	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security		Shares	Value
Real Estate Management & Development — 1.1%
LEG Immobilien AG		966	$97,719	(a)
Open House Co., Ltd.		3,800	132,774	(a)
Vonovia SE		5,179	220,387	(a)
Total Real Estate Management & Development			450,880
Total Real Estate			699,939
Telecommunication Services — 0.5%
Wireless Telecommunication Services — 0.5%
KDDI Corp.		6,900	182,037	(a)
Utilities — 0.9%
Electric Utilities — 0.5%
Shikoku Electric Power Co. Inc.		16,100	189,423	(a)
Multi-Utilities — 0.4%
AGL Energy Ltd.		9,721	178,737	(a)
Total Utilities			368,160
Total Investments before Short-Term Investments (Cost — $37,003,725)			38,467,355

	Rate
Short-Term Investments — 5.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,265,811)	0.907%	2,265,811	2,265,811
Total Investments — 99.4% (Cost — $39,269,536)			40,733,166
Other Assets in Excess of Liabilities — 0.6%			253,276
Total Net Assets — 100.0%			$40,986,442

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	21

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Summary of Investments by Country** (unaudited)
United States	27.2%
Japan	20.0
United Kingdom	12.0
Canada	7.4
Australia	4.9
Germany	4.2
France	2.8
Switzerland	2.5
Netherlands	2.4
Denmark	2.3
Sweden	2.1
Spain	1.7
Austria	1.1
Israel	0.8
Belgium	0.6
Russia	0.5
Norway	0.4
India	0.4
Singapore	0.3
Puerto Rico	0.3
Italy	0.3
Bermuda	0.2
Short-Term Investments	5.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

See Notes to Financial Statements.

22	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Securities Sold Short‡ — (93.9)%
Consumer Discretionary — (18.0)%
Auto Components — (1.4)%
Autoneum Holding AG	(643)	$(179,801	) (a)
Gentherm Inc.	(5,508)	(204,622	) *
Toyota Industries Corp.	(3,500)	(201,378	) (a)
Total Auto Components		(585,801)
Automobiles — (0.7)%
Daimler AG, Registered Shares	(1,644)	(131,097	) (a)
Tesla Inc.	(497)	(169,527	) *
Total Automobiles		(300,624)
Distributors — (0.4)%
Core-Mark Holding Co. Inc.	(4,440)	(142,702)
Hotels, Restaurants & Leisure — (6.0)%
Accor SA	(4,292)	(213,102	) (a)
Domino’s Pizza Enterprises Ltd.	(4,279)	(154,256	) (a)
Domino’s Pizza Group PLC	(50,524)	(210,043	) (a)
Elior Group	(4,678)	(123,793	) (a)
Fiesta Restaurant Group Inc.	(5,522)	(104,918	) *
Greene King PLC	(20,012)	(146,570	) (a)
InterContinental Hotels Group PLC	(4,095)	(216,096	) (a)
Kyoritsu Maintenance Co., Ltd.	(4,200)	(125,490	) (a)
Merlin Entertainments PLC	(34,219)	(204,404	) (a)
MGM Resorts International	(3,969)	(129,350)
Oriental Land Co., Ltd.	(2,600)	(198,164	) (a)
Red Rock Resorts Inc., Class A Shares	(8,828)	(204,457)
Shake Shack Inc., Class A Shares	(2,833)	(94,141	) *
TABCORP Holdings Ltd.	(41,964)	(140,907	) (a)
Whitbread PLC	(2,424)	(122,341	) (a)
Zoe’s Kitchen Inc.	(7,064)	(89,218	) *
Total Hotels, Restaurants & Leisure		(2,477,250)
Household Durables — (1.5)%
Foster Electric Co., Ltd.	(9,400)	(189,890	) (a)
TomTom NV	(19,405)	(210,671	) *(a)
TRI Pointe Group Inc.	(14,065)	(194,238	) *
Total Household Durables		(594,799)
Internet & Direct Marketing Retail — (0.9)%
Yoox Net-A-Porter Group SpA	(5,182)	(203,378	) *(a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	23

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Internet & Direct Marketing Retail — continued
Zalando SE	(3,410)	$(170,884	) *(a)
Total Internet & Direct Marketing Retail		(374,262)
Leisure Products — (1.0)%
Amer Sports OYJ	(5,260)	(139,658	) (a)
Mattel Inc.	(6,799)	(105,248)
Shimano Inc.	(1,200)	(160,073	) (a)
Universal Entertainment Corp.	(500)	(14,711	) (a)
Total Leisure Products		(419,690)
Media — (3.6)%
AMC Entertainment Holdings Inc., Class A Shares	(2,300)	(33,810)
Axel Springer SE	(3,599)	(231,412	) (a)
Cineplex Inc.	(3,800)	(118,896)
Dentsu Inc.	(2,800)	(122,924)
Informa PLC	(18)	(162	) (a)
JCDecaux SA	(2,081)	(77,881	) (a)
Liberty Media Corp.-Liberty Formula One, Class A Shares	(3,595)	(131,181	) *
LIFULL Co., Ltd.	(24,200)	(210,453	) (a)
Nexstar Media Group Inc., Class A Shares	(2,937)	(182,975)
Pearson PLC	(20,926)	(171,619	) (a)
ProSiebenSat.1 Media SE	(6,018)	(205,086	) (a)
Total Media		(1,486,399)
Multiline Retail — (0.7)%
J. Front Retailing Co., Ltd.	(9,100)	(125,947	) (a)
Marui Group Co., Ltd.	(11,000)	(157,656	) (a)
Total Multiline Retail		(283,603)
Specialty Retail — (0.6)%
Bic Camera Inc.	(11,000)	(122,394	) (a)
Pets at Home Group PLC	(38,612)	(110,579	) (a)
Total Specialty Retail		(232,973)
Textiles, Apparel & Luxury Goods — (1.2)%
G-III Apparel Group Ltd.	(7,032)	(204,069	) *
Luxottica Group SpA	(3,627)	(202,988	) (a)
Under Armour Inc., Class C Shares	(5,461)	(82,024	) *
Total Textiles, Apparel & Luxury Goods		(489,081)
Total Consumer Discretionary		(7,387,184)
Consumer Staples — (5.8)%
Beverages — (1.3)%
Anheuser-Busch InBev SA	(1,345)	(160,763	) (a)
Britvic PLC	(19,763)	(200,093	) (a)

See Notes to Financial Statements.

24	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Beverages — continued
Cott Corp.	(12,000)	$(179,940)
Total Beverages		(540,796)
Food & Staples Retailing — (2.0)%
Carrefour SA	(9,557)	(193,070	) (a)
FamilyMart UNY Holdings Co., Ltd.	(1,600)	(84,388	) (a)
ICA Gruppen AB	(2,106)	(79,171	) (a)
Koninklijke Ahold Delhaize NV	(5,004)	(93,608	) (a)
Lawson Inc.	(2,600)	(172,199	) (a)
Tsuruha Holdings Inc.	(1,600)	(191,294	) (a)
Total Food & Staples Retailing		(813,730)
Food Products — (1.6)%
B&G Foods Inc.	(3,718)	(118,418)
Bakkafrost P/F	(2,730)	(125,421	) (a)
Blue Buffalo Pet Products Inc.	(4,629)	(131,232	) *
CALBEE Inc.	(2,300)	(81,080	) (a)
Greencore Group PLC	(80,633)	(212,188	) (a)
Total Food Products		(668,339)
Personal Products — (0.9)%
Coty Inc., Class A Shares	(8,612)	(142,357)
Shiseido Co., Ltd.	(5,400)	(216,789	) (a)
Total Personal Products		(359,146)
Total Consumer Staples		(2,382,011)
Energy — (6.2)%
Energy Equipment & Services — (0.5)%
Hi-Crush Partners LP	(12,622)	(119,909	) *
Weatherford International PLC	(19,664)	(90,061	) *
Total Energy Equipment & Services		(209,970)
Oil, Gas & Consumable Fuels — (5.7)%
Birchcliff Energy Ltd.	(31,100)	(150,796)
Callon Petroleum Co.	(7,126)	(80,096	) *
Enbridge Inc.	(2,600)	(108,605)
Euronav NV	(12,222)	(100,561	) (a)
Keyera Corp.	(4,100)	(125,325)
Matador Resources Co.	(6,675)	(181,226	) *
MPLX LP	(4,787)	(167,593)
Parsley Energy Inc., Class A Shares	(2,974)	(78,335	) *
Pembina Pipeline Corp.	(5,300)	(185,962)
PrairieSky Royalty Ltd.	(6,900)	(176,571)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	25

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Rice Energy Inc.	(5,650)	$(163,511	) *
RSP Permian Inc.	(4,408)	(152,473	) *
Seven Generations Energy Ltd., Class A Shares	(7,300)	(115,490	) *
Spartan Energy Corp.	(15,667)	(85,757	) *
SRC Energy Inc.	(9,884)	(95,578	) *
Tullow Oil PLC	(72,759)	(181,481	) *(a)
Veresen Inc.	(10,700)	(160,532)
Total Oil, Gas & Consumable Fuels		(2,309,892)
Total Energy		(2,519,862)
Financials — (5.3)%
Banks — (3.2)%
Bank of Queensland Ltd.	(114)	(1,164	) (a)
BPER Banca	(19,097)	(114,208	) (a)
Commerzbank AG	(18,135)	(246,703	) *(a)
Commonwealth Bank of Australia	(6)	(355	) (a)
CYBG PLC	(25,743)	(104,811	) *(a)
Metro Bank PLC	(4,346)	(196,847	) *(a)
Standard Chartered PLC	(23,444)	(233,015	) *(a)
Svenska Handelsbanken AB, Class A Shares	(4,690)	(70,890	) (a)
Unione di Banche Italiane SpA	(37,532)	(194,994	) (a)
Virgin Money Holdings UK PLC	(33,575)	(129,019	) (a)
Total Banks		(1,292,006)
Capital Markets — (0.4)%
CBOE Holdings Inc.	(771)	(82,983)
Japan Exchange Group Inc.	(4,400)	(77,950	) (a)
Total Capital Markets		(160,933)
Consumer Finance — (0.2)%
Encore Capital Group Inc.	(1,979)	(87,670	) *
Provident Financial PLC	(512)	(5,706	) (a)
Total Consumer Finance		(93,376)
Diversified Financial Services — (0.6)%
AMP Ltd.	(40,574)	(154,287	) (a)
Challenger Ltd.	(9,153)	(89,759	) (a)
Total Diversified Financial Services		(244,046)
Insurance — (0.9)%
Phoenix Group Holdings	(17,320)	(175,577	) (a)
Willis Towers Watson PLC	(1,350)	(208,210)
Total Insurance		(383,787)
Total Financials		(2,174,148)

See Notes to Financial Statements.

26	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Health Care — (6.7)%
Health Care Equipment & Supplies — (3.5)%
Coloplast A/S, Class B Shares	(2,144)	$(174,007	) (a)
DexCom Inc.	(2,417)	(118,252	) *
Endologix Inc.	(14,219)	(63,417	) *
Insulet Corp.	(1,354)	(74,578	) *
Invacare Corp.	(9,358)	(147,388)
iRhythm Technologies Inc.	(2,275)	(118,027	) *
Nipro Corp.	(13,200)	(181,926	) (a)
Penumbra Inc.	(2,125)	(191,887	) *
Sartorius AG	(1,844)	(176,272	) (a)
Sysmex Corp.	(2,800)	(178,739	) (a)
Total Health Care Equipment & Supplies		(1,424,493)
Health Care Providers & Services — (0.7)%
Capital Senior Living Corp.	(4,868)	(61,093	) *
Healthscope Ltd.	(75,197)	(98,923	) (a)
Mediclinic International PLC	(16,538)	(144,155	) (a)
Total Health Care Providers & Services		(304,171)
Health Care Technology — (0.2)%
athenahealth Inc.	(526)	(65,413	) *
Life Sciences Tools & Services — (0.5)%
MorphoSys AG	(2,494)	(210,581	) *(a)
Pharmaceuticals — (1.8)%
Aerie Pharmaceuticals Inc.	(2,152)	(104,587	) *
AstraZeneca PLC	(2,061)	(137,399	) (a)
Hikma Pharmaceuticals PLC	(6,729)	(109,284	) (a)
Medicines Co.	(1,417)	(52,486	) *
Nektar Therapeutics	(4,740)	(113,760	) *
Vifor Pharma AG	(1,802)	(212,994	) (a)
Total Pharmaceuticals		(730,510)
Total Health Care		(2,735,168)
Industrials — (18.7)%
Aerospace & Defense — (1.4)%
Axon Enterprise Inc.	(4,140)	(93,854	) *
Cobham PLC	(80,115)	(156,428	) (a)
Cubic Corp.	(4,340)	(221,340)
MacDonald Dettwiler & Associates Ltd.	(1,600)	(91,018)
Total Aerospace & Defense		(562,640)
Air Freight & Logistics — (0.9)%
Bolloré	(46,998)	(235,122	) (a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	27

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Air Freight & Logistics — continued
Echo Global Logistics Inc.	(7,858)	$(148,123	) *
Total Air Freight & Logistics		(383,245)
Building Products — (0.5)%
Advanced Drainage Systems Inc.	(4,404)	(89,181)
Johnson Controls International PLC	(2,567)	(103,425)
Total Building Products		(192,606)
Commercial Services & Supplies — (2.3)%
Aggreko PLC	(15,377)	(193,624	) (a)
Babcock International Group PLC	(10,998)	(121,965	) (a)
Healthcare Services Group Inc.	(4,184)	(225,811)
Multi-Color Corp.	(1,110)	(90,965)
Ritchie Bros. Auctioneers Inc.	(6,700)	(211,833)
Team Inc.	(6,835)	(91,247	) *
Total Commercial Services & Supplies		(935,445)
Construction & Engineering — (0.3)%
Balfour Beatty PLC	(4,675)	(16,867	) (a)
Chiyoda Corp.	(3,000)	(17,552	) (a)
Outotec OYJ	(10,470)	(82,855	) *(a)
Total Construction & Engineering		(117,274)
Electrical Equipment — (2.2)%
Melrose Industries PLC	(65,241)	(186,062	) (a)
Nexans SA	(2,446)	(145,061	) (a)
Nidec Corp.	(1,600)	(196,909	) (a)
Nissin Electric Co., Ltd.	(11,600)	(142,914	) (a)
Prysmian SpA	(5,871)	(198,591	) (a)
Ushio Inc.	(1,000)	(13,355	) (a)
Total Electrical Equipment		(882,892)
Industrial Conglomerates — (0.9)%
Keihan Holdings Co., Ltd.	(5,200)	(152,357	) (a)
Seibu Holdings Inc.	(12,400)	(211,969	) (a)
Total Industrial Conglomerates		(364,326)
Machinery — (2.6)%
AG Growth International Inc.	(2,200)	(93,889)
Andritz AG	(1,430)	(82,668	) (a)
Burckhardt Compression Holding AG	(54)	(16,899	) (a)
GEA Group AG	(3,796)	(172,691	) (a)
KION Group AG	(1,363)	(130,437	) (a)
Kornit Digital Ltd.	(6,490)	(99,297	) *

See Notes to Financial Statements.

28	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Machinery — continued
Makita Corp.	(2,000)	$(80,863	) (a)
Nabtesco Corp.	(5,300)	(197,155	) (a)
Wabtec Corp.	(2,757)	(208,843)
Total Machinery		(1,082,742)
Marine — (0.8)%
Kuehne & Nagel International AG, Registered Shares	(911)	(168,683	) (a)
Matson Inc.	(4,891)	(137,828)
Total Marine		(306,511)
Professional Services — (0.9)%
Bureau Veritas SA	(4,308)	(111,188	) (a)
DKSH Holding AG	(1,354)	(115,166	) (a)
Seek Ltd.	(11,201)	(146,476	) (a)
Total Professional Services		(372,830)
Road & Rail — (2.2)%
Hankyu Hanshin Holdings Inc.	(2,500)	(94,897	) (a)
Hertz Global Holdings Inc.	(5,959)	(133,243	) *
Keikyu Corp.	(8,000)	(162,304	) (a)
Keio Corp.	(4,400)	(181,553	) (a)
Kyushu Railway Co.	(2,800)	(83,281	) (a)
Nagoya Railroad Co., Ltd.	(5,200)	(112,186	) (a)
Odakyu Electric Railway Co., Ltd.	(7,500)	(142,404	) (a)
Total Road & Rail		(909,868)
Trading Companies & Distributors — (2.0)%
Herc Holdings Inc.	(3,395)	(166,796	) *
MISUMI Group Inc.	(3,500)	(92,492	) (a)
Monotaro Co., Ltd.	(6,500)	(174,422	) (a)
SiteOne Landscape Supply Inc.	(1,732)	(100,629	) *
Trusco Nakayama Corp.	(8,400)	(204,808	) (a)
Watsco Inc.	(598)	(96,320)
Total Trading Companies & Distributors		(835,467)
Transportation Infrastructure — (1.7)%
Aeroports de Paris	(1,250)	(202,126	) (a)
Auckland International Airport Ltd.	(17,809)	(82,885	) (a)
Groupe Eurotunnel SE	(8,307)	(100,149	) (a)
Macquarie Infrastructure Corp.	(1,925)	(138,946)
Transurban Group	(20,536)	(192,052	) (a)
Total Transportation Infrastructure		(716,158)
Total Industrials		(7,662,004)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	29

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Information Technology — (13.8)%
Communications Equipment — (1.3)%
Infinera Corp.	(13,107)	$(116,259	) *
Lumentum Holdings Inc.	(1,384)	(75,220	) *
Telefonaktiebolaget LM Ericsson, Class B Shares	(29,415)	(169,728	) (a)
ViaSat Inc.	(2,774)	(178,424	) *
Total Communications Equipment		(539,631)
Electronic Equipment, Instruments & Components — (3.0)%
Fitbit Inc., Class A Shares	(16,428)	(114,339	) *
Iriso Electronics Co., Ltd.	(4,100)	(214,742	) (a)
Mesa Laboratories Inc.	(1,377)	(205,614)
MTS Systems Corp.	(3,389)	(181,142)
National Instruments Corp.	(3,998)	(168,596)
Nichicon Corp.	(13,000)	(160,539	) (a)
Sumida Corp.	(9,400)	(183,249	) (a)
Total Electronic Equipment, Instruments & Components		(1,228,221)
Internet Software & Services — (2.9)%
2U Inc.	(1,533)	(85,909	) *
Aconex Ltd.	(6,310)	(19,780	) *(a)
Cimpress NV	(1,012)	(98,832	) *
DeNA Co., Ltd.	(7,300)	(163,746	) (a)
GTT Communications Inc.	(5,334)	(168,821	) *
NEXTDC Ltd.	(54,899)	(188,205	) *(a)
Pandora Media Inc.	(1,957)	(15,069	) *
Rocket Internet SE	(4,401)	(113,209	) *(a)
Shopify Inc., Class A Shares	(1,600)	(186,088	) *
Twilio Inc., Class A Shares	(659)	(19,671	) *
ZPG PLC	(26,939)	(130,576	) (a)
Total Internet Software & Services		(1,189,906)
IT Services — (1.7)%
Cardtronics PLC, Class A Shares	(5,450)	(125,405	) *
Global Payments Inc.	(881)	(83,721)
InterXion Holding NV	(4,442)	(226,231	) *
Obic Co., Ltd.	(2,200)	(138,551	) (a)
SCSK Corp.	(3,200)	(135,828	) (a)
Total IT Services		(709,736)
Semiconductors & Semiconductor Equipment — (2.7)%
ams AG	(2,869)	(208,384	) (a)
Canadian Solar Inc.	(6,134)	(103,297	) *

See Notes to Financial Statements.

30	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Cavium Inc.	(3,059)	$(201,711	) *
MACOM Technology Solutions Holdings Inc.	(3,052)	(136,150	) *
MaxLinear Inc.	(3,309)	(78,589	) *
Mitsui High-Tec Inc.	(10,700)	(222,084	) (a)
NeoPhotonics Corp.	(8,672)	(48,216	) *
U-Blox Holding AG	(554)	(109,433	) *(a)
Total Semiconductors & Semiconductor Equipment		(1,107,864)
Software — (2.2)%
Blackbaud Inc.	(2,423)	(212,739)
Callidus Software Inc.	(8,273)	(203,930	) *
CyberArk Software Ltd.	(1,712)	(70,192	) *
Ellie Mae Inc.	(1,563)	(128,369	) *
Oracle Corp. Japan	(1,300)	(102,214	) (a)
Ultimate Software Group Inc.	(899)	(170,450	) *
Total Software		(887,894)
Total Information Technology		(5,663,252)
Materials — (11.1)%
Chemicals — (3.7)%
Air Liquide SA	(1,644)	(219,105	) (a)
GCP Applied Technologies Inc.	(2,386)	(73,250	) *
Givaudan SA, Registered Shares	(103)	(224,116	) (a)
K&S AG, Registered Shares	(7,309)	(199,159	) (a)
Kansai Paint Co., Ltd.	(8,500)	(214,110	) (a)
Nippon Paint Holdings Co., Ltd.	(5,900)	(200,667	) (a)
Nippon Shokubai Co., Ltd.	(2,500)	(176,712	) (a)
Symrise AG	(2,911)	(221,210	) (a)
Total Chemicals		(1,528,329)
Construction Materials — (0.4)%
Fletcher Building Ltd.	(16,292)	(94,116	) (a)
Summit Materials Inc., Class A Shares	(2,470)	(79,114	) *
Total Construction Materials		(173,230)
Containers & Packaging — (2.2)%
Ball Corp.	(4,373)	(180,605)
FP Corp.	(2,200)	(112,517	) (a)
Huhtamaki OYJ	(4,408)	(178,029	) (a)
Pact Group Holdings Ltd.	(47,621)	(196,318	) (a)
RPC Group PLC	(17,936)	(238,083	) (a)
Total Containers & Packaging		(905,552)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	31

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Security	Shares	Value
Metals & Mining — (4.8)%
Acacia Mining PLC	(42,853)	$(111,199	) (a)
Compass Minerals International Inc.	(1,200)	(77,880)
Endeavour Mining Corp.	(7,900)	(158,032	) *
First Quantum Minerals Ltd.	(16,900)	(189,757)
Independence Group NL	(70,826)	(192,971	) (a)
MAG Silver Corp.	(6,300)	(70,536	) *
Nevsun Resources Ltd.	(67,400)	(145,846)
Nippon Denko Co., Ltd.	(48,400)	(194,011	) (a)
Novagold Resources Inc.	(19,500)	(79,703	) *
Pretium Resources Inc.	(16,900)	(156,438	) *
Richmont Mines Inc.	(23,600)	(219,970	) *
Turquoise Hill Resources Ltd.	(66,900)	(206,960	) *
Wheaton Precious Metals Corp.	(7,500)	(143,057)
Total Metals & Mining		(1,946,360)
Total Materials		(4,553,471)
Real Estate — (5.6)%
Equity Real Estate Investment Trusts (Reits) — (4.2)%
Acadia Realty Trust	(3,680)	(105,322)
Advance Residence Investment Corp.	(33)	(81,145	) (a)
Alexandria Real Estate Equities Inc.	(1,395)	(165,963)
Derwent London PLC	(4,211)	(157,667	) (a)
Digital Realty Trust Inc.	(953)	(112,768)
Gramercy Property Trust	(4,825)	(145,956)
Great Portland Estates PLC	(21,116)	(173,024	) (a)
Intu Properties PLC	(55,261)	(170,700	) (a)
Japan Prime Realty Investment Corp.	(45)	(150,360	) (a)
Life Storage Inc.	(1,523)	(124,597)
Nippon Building Fund Inc.	(14)	(69,801	) (a)
Pennsylvania Real Estate Investment Trust	(5,986)	(62,793)
United Urban Investment Corp.	(82)	(120,217	) (a)
Urban Edge Properties	(2,884)	(69,562)
Total Equity Real Estate Investment Trusts (REITs)		(1,709,875)
Real Estate Management & Development — (1.4)%
Capital & Counties Properties PLC	(49,172)	(174,472	) (a)
Inmobiliaria Colonial Socimi SA	(16,069)	(159,579	) (a)
Relo Group Inc.	(10,100)	(230,691	) (a)
Total Real Estate Management & Development		(564,742)
Total Real Estate		(2,274,617)

See Notes to Financial Statements.

32	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Telecommunication Services — (1.4)%
Diversified Telecommunication Services — (0.9)%
Cellnex Telecom SAU	(3,899)	$(89,290	) (a)
Iliad SA	(721)	(191,771	) (a)
Inmarsat PLC	(11,013)	(94,977	) (a)
Total Diversified Telecommunication Services		(376,038)
Wireless Telecommunication Services — (0.5)%
Shenandoah Telecommunications Co.	(5,345)	(198,834)
Total Telecommunication Services		(574,872)
Utilities — (1.3)%
Electric Utilities — (0.4)%
Energias de Portugal SA	(48,852)	(183,911	) (a)
Water Utilities — (0.9)%
California Water Service Group	(4,806)	(183,349)
United Utilities Group PLC	(15,759)	(180,466	) (a)
Total Water Utilities		(363,815)
Total Utilities		(547,726)
Total Securities Sold Short (Proceeds — $(37,810,305))		$(38,474,315)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	33

Schedule of investments (cont’d)

September 30, 2017

QS Global Market Neutral Fund

Summary of Securities Sold Short by Country± (unaudited)
United States	29.7%
Japan	20.7
United Kingdom	11.6
Canada	8.1
Germany	5.7
France	4.7
Australia	4.1
Switzerland	2.7
Italy	2.4
Netherlands	1.6
Finland	1.0
Sweden	0.8
Austria	0.8
Belgium	0.7
Spain	0.6
Ireland	0.5
Zambia	0.5
Portugal	0.5
Ghana	0.5
New Zealand	0.5
Denmark	0.5
Israel	0.4
Monaco	0.4
South Africa	0.4
Faeroe Islands	0.3
Jordan	0.3
100.0%

±	As a percentage of total securities sold short. Please note that the Fund holdings are as of September 30, 2017 and are subject to change.

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,188,021	GBP	3,096,000	Bank of New York	10/20/17	$37,064
USD	6,639,936	JPY	739,981,000	Bank of New York	10/20/17	58,716
USD	2,338,476	CAD	2,873,000	Citibank N.A.	10/20/17	35,631
USD	1,836,336	AUD	2,296,000	Northern Trust Co.	10/20/17	35,691
USD	4,189,733	EUR	3,495,000	Northern Trust Co.	10/20/17	55,235
Total						$222,337

See Notes to Financial Statements.

34	QS Global Market Neutral Fund 2017 Annual Report

QS Global Market Neutral Fund

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	35

Statement of assets and liabilities

September 30, 2017

Assets:
Investments, at value (Cost — $39,269,536)	$40,733,166
Foreign currency, at value (Cost — $22,401)	22,328
Foreign cash collateral held at broker for securities sold short (Cost — $25,975,297)	26,131,865
Deposits with brokers for securities sold short	12,176,265
Receivable for securities sold	225,173
Unrealized appreciation on forward foreign currency contracts	222,337
Dividends and interest receivable	89,760
Receivable from investment manager	17,761
Prepaid expenses	16,275
Total Assets	79,634,930

Liabilities:
Investments sold short, at value (proceeds received — $37,810,305)	38,474,315
Payable for securities purchased	61,872
Dividends payable on securities sold short	47,633
Trustees’ fees payable	838
Service and/or distribution fees payable	40
Accrued expenses	63,790
Total Liabilities	38,648,488
Total Net Assets	$40,986,442

Net Assets:
Par value (Note 6)	$39
Paid-in capital in excess of par value	40,514,544
Accumulated net investment loss	(201,564)
Accumulated net realized loss on investments, short sales, forward foreign currency contracts and foreign currency transactions	(505,131)
Net unrealized appreciation on investments, short sales, forward foreign currency contracts and foreign currencies	1,178,554
Total Net Assets	$40,986,442

Net Assets:
Class A	$193,626
Class I	$4,377,633
Class IS	$36,415,183

Shares Outstanding:
Class A	18,545
Class I	417,100
Class IS	3,465,852

Net Asset Value:
Class A	$10.44
Class I	$10.50
Class IS	$10.51
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.08

See Notes to Financial Statements.

36	QS Global Market Neutral Fund 2017 Annual Report

Statement of operations

For the Year Ended September 30, 2017

Investment Income:
Dividends	$227,575
Interest	5,938
Less: Foreign taxes withheld	(18,938)
Total Investment Income	214,575

Expenses:
Dividend expense on securities sold short	165,258
Investment management fee (Note 2)	78,923
Registration fees	46,726
Audit and tax fees	41,616
Custody fees	38,001
Offering costs (Note 1)	28,184
Shareholder reports	20,092
Fund accounting fees	18,301
Legal fees	13,343
Interest expense on securities sold short	8,688
Trustees’ fees	1,553
Transfer agent fees (Note 5)	1,019
Insurance	423
Service and/or distribution fees (Notes 2 and 5)	301
Interest expense	64
Fees recaptured by investment manager (Note 2)	2
Miscellaneous expenses	4,710
Total Expenses	467,204
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(225,495)
Net Expenses	241,709
Net Investment Loss	(27,134)

Realized and Unrealized Gain (Loss) on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	589,834
Securities sold short	(582,100)
Forward foreign currency contracts	(923)
Foreign currency transactions	(2,861)
Net Realized Gain	3,950
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,106,497
Securities sold short	(559,988)
Forward foreign currency contracts	223,780
Foreign currencies	(85,900)
Change in Net Unrealized Appreciation (Depreciation)	684,389
Net Gain on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	688,339
Increase in Net Assets From Operations	$661,205

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	37

Statements of changes in net assets

For the Year Ended September 30, 2017 and the Period Ended September 30, 2016	2017	2016[1]

Operations:
Net investment loss	$(27,134)	$(79,685)
Net realized gain (loss)	3,950	(647,062)
Change in net unrealized appreciation (depreciation)	684,389	494,165
Increase (Decrease) in Net Assets From Operations	661,205	(232,582)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	39,188,464	6,505,000
Cost of shares repurchased	(5,135,645)	—
Increase in Net Assets From Fund Share Transactions	34,052,819	6,505,000
Increase in Net Assets	34,714,024	6,272,418

Net Assets:
Beginning of year	6,272,418	—
End of year*	$40,986,442	$6,272,418
*Includes accumulated net investment loss of:	$(201,564)	$(148,010)

[1]	For the period November 30, 2015 (inception date) to September 30, 2016.

See Notes to Financial Statements.

38	QS Global Market Neutral Fund 2017 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2017	2016[2]

Net asset value, beginning of year	$9.62	$10.00

Income (loss) from operations:
Net investment loss	(0.12)	(0.16)
Net realized and unrealized gain (loss)	0.94	(0.22)
Total income (loss) from operations	0.82	(0.38)

Net asset value, end of year	$10.44	$9.62
Total return[3]	8.52%	(3.80)%

Net assets, end of year (000s)	$194	$96

Ratios to average net assets:
Gross expenses	6.13%	9.69%[4]
Net expenses[5,6]	3.38	4.09 [4]
Net investment loss	(1.18)	(1.97) [4]

Portfolio turnover rate[7]	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.55%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2017	2016[2]

Net asset value, beginning of year	$9.64	$10.00

Income (loss) from operations:
Net investment loss	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.95	(0.25)
Total income (loss) from operations	0.86	(0.36)

Net asset value, end of year	$10.50	$9.64
Total return[3]	8.81%	(3.50)%

Net assets, end of year (000s)	$4,378	$1,545

Ratios to average net assets:
Gross expenses	5.98%[4]	9.01%[5]
Net expenses[6,7]	3.24 [4]	3.99 [5]
Net investment loss	(0.88)	(1.36) [5]

Portfolio turnover rate[8]	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

40	QS Global Market Neutral Fund 2017 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2017	2016[2]

Net asset value, beginning of year	$9.65	$10.00

Income (loss) from operations:
Net investment loss	(0.02)	(0.14)
Net realized and unrealized gain (loss)	0.88	(0.21)
Total income (loss) from operations	0.86	(0.35)

Net asset value, end of year	$10.51	$9.65
Total return[3]	8.91%	(3.50)%

Net assets, end of year (000s)	$36,415	$4,631

Ratios to average net assets:
Gross expenses	5.52%	9.40%[4]
Net expenses[5,6]	2.81	3.78 [4]
Net investment loss	(0.17)	(1.66) [4]

Portfolio turnover rate[7]	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2017 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

QS Global Market Neutral Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

42	QS Global Market Neutral Fund 2017 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Global Market Neutral Fund 2017 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$3,533,447	$3,918,870	—	$7,452,317
Consumer staples	455,726	1,739,453	—	2,195,179
Energy	925,566	1,302,662	—	2,228,228
Financials	878,324	3,155,509	—	4,033,833
Health care	2,017,237	906,173	—	2,923,410
Industrials	1,404,616	5,887,755	—	7,292,371
Information technology	4,268,550	2,154,702	—	6,423,252
Materials	1,329,167	3,339,462	—	4,668,629
Real estate	118,890	581,049	—	699,939
Telecommunication services	—	182,037	—	182,037
Utilities	—	368,160	—	368,160
Total long-term investments	14,931,523	23,535,832	—	38,467,355
Short-term investments†	2,265,811	—	—	2,265,811
Total investments	17,197,334	23,535,832	—	40,733,166
Other financial instruments:
Forward foreign currency contracts	—	222,337	—	222,337
Total	$17,197,334	$23,758,169	—	$40,955,503

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†:
Common stocks:
Consumer discretionary	$2,314,300	$5,072,884	—	$7,387,184
Consumer staples	571,947	1,810,064	—	2,382,011
Energy	2,237,820	282,042	—	2,519,862
Financials	378,863	1,795,285	—	2,174,148
Health care	1,110,888	1,624,280	—	2,735,168
Industrials	2,542,588	5,119,416	—	7,662,004
Information technology	3,402,984	2,260,268	—	5,663,252
Materials	1,781,148	2,772,323	—	4,553,471
Real estate	786,961	1,487,656	—	2,274,617
Telecommunication services	198,834	376,038	—	574,872
Utilities	183,349	364,377	—	547,726
Total securities sold short	$15,509,682	$22,964,633	—	$38,474,315

†	See Schedule of Investments for additional detailed categorizations.

44	QS Global Market Neutral Fund 2017 Annual Report

For the year ended September 30, 2017, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2017, securities valued at $23,535,832 and securities sold short valued at $22,964,633 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

QS Global Market Neutral Fund 2017 Annual Report	45

Notes to financial statements (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or

46	QS Global Market Neutral Fund 2017 Annual Report

limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount,

QS Global Market Neutral Fund 2017 Annual Report	47

Notes to financial statements (cont’d)

is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and

48	QS Global Market Neutral Fund 2017 Annual Report

federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$7,136	—	$(7,136)
(b)	(33,556)	$33,556	—

(a)	Reclassifications are due to a non-deductible offering costs for tax purposes.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies and partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class I and Class IS shares did not exceed 1.55%, 1.20% and 1.10%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I

QS Global Market Neutral Fund 2017 Annual Report	49

Notes to financial statements (cont’d)

shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

During the year ended September 30, 2017, fees waived and/or expenses reimbursed amounted to $225,495.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2017, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class I	Class IS
Expires September 30, 2019	$4,572	$47,615	$220,370
Expires September 30, 2020	3,302	46,377	175,816
Total fee waivers/expense reimbursements subject to recapture	$7,874	$93,992	$396,186

For the year ended September 30, 2017, LMPFA recaptured $2 for Class I shares.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. In certain cases, Class A shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2017, LMIS and its affiliates did not retain any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2017, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2017, Legg Mason and its affiliates owned 89% of the Fund.

50	QS Global Market Neutral Fund 2017 Annual Report

3. Investments

During the year ended September 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments*
Purchases	$39,567,781
Sales	8,587,877

*	Excluding securities sold short and covers on securities sold short in the amount of $10,068,235 and $41,690,413 respectively.

At September 30, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$39,309,684	$1,863,103	$(439,621)	$1,423,482
Securities sold short	(37,788,051)	627,142	(1,313,406)	(686,264)
Forward foreign currency contracts	—	222,337	—	222,337

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$222,337

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(923)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$223,780

QS Global Market Neutral Fund 2017 Annual Report	51

Notes to financial statements (cont’d)

During the year ended September 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$13,127
Forward foreign currency contracts (to sell)	4,543,890

†	At September 30, 2017, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$95,780	—	$95,780	—	$95,780
Citibank N.A.	35,631	—	35,631	—	35,631
Northern Trust Co.	90,926	—	90,926	—	90,926
Total	$222,337	—	$222,337	—	$222,337

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2017, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$301	$48
Class I	—	346
Class IS	—	625
Total	$301	$1,019

For the year ended September 30, 2017, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$3,302
Class I	46,377
Class IS	175,816
Total	$225,495

52	QS Global Market Neutral Fund 2017 Annual Report

6. Shares of beneficial interest

At September 30, 2017, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2017		Period Ended September 30, 2016†
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,545	$85,857	10,000	$100,000
Net increase	8,545	$85,857	10,000	$100,000

Class I
Shares sold	266,921	$2,800,000	160,179	$1,605,000
Shares repurchased	(10,000)	(104,700)	—	—
Net increase	256,921	$2,695,300	160,179	$1,605,000

Class IS
Shares sold	3,465,904	$36,302,607	480,000	$4,800,000
Shares repurchased	(480,052)	(5,030,945)	—	—
Net increase	2,985,852	$31,271,662	480,000	$4,800,000

†	For the period November 30, 2015 (inception date) to September 30, 2016.

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal year ended September 30, 2017 and the period ended September 30, 2016.

As of September 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	$61,085
Deferred capital losses*	(467,508)
Other book/tax temporary differences(a)	(237,870)
Unrealized appreciation/(depreciation)(b)	1,116,152
Total accumulated earnings/(losses) — net	$471,859

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and basis adjustments on partnership investments.

QS Global Market Neutral Fund 2017 Annual Report	53

Notes to financial statements (cont’d)

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

54	QS Global Market Neutral Fund 2017 Annual Report

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Global Market Neutral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the QS Global Market Neutral Fund (the “Fund”), a series of Legg Mason Global Asset Management Trust, as of September 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 2015 (commencement of operations) through September 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 21, 2017

QS Global Market Neutral Fund 2017 Annual Report	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Market Neutral Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

56	QS Global Market Neutral Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

QS Global Market Neutral Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	18
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

58	QS Global Market Neutral Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	143
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Global Market Neutral Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

60	QS Global Market Neutral Fund

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Market Neutral Fund	61

QS

Global Market Neutral Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Market Neutral Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Global Market Neutral Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Market Neutral Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2017 Legg Mason Investor Services, LLC Member FINRA, SIPC

QSIN316994 11/17 SR17-3200

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2016 and September 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $ 89,074 in September 30, 2016 and $214,935 in September 30, 2017.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $3,250 in September 30, 2016 and $0 in September 30, 2017.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,737 in September 30, 2016 and $27,852 in September 30, 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,599 in September 30, 2016 and $0 in September 30, 2017, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2016 and September 30, 2017; Tax Fees were 100% and 100% for September 30, 2016 and September 30, 2017; and Other Fees were 100% and 100% for September 30, 2016 and September 30, 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $197,515 in September 30, 2016 and $271,895 in September 30, 2017.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 30, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 30, 2017